UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

APOLLO GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada (State or other jurisdiction of incorporation or organization)	1-31593 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado (Address of principal executive offices)	80111-3220 (Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On June 3, 2005, Apollo Gold Corporation (the “Company”) completed a private placement to Jipangu Inc. of 10,000,000 common shares of the Company (the “Private Placement Shares”) at Cdn$0.40 per share, for aggregate proceeds to the Company of Cdn$4,000,000 (the “Private Placement”). The Company relied on Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”) as the basis for exemption from registering the sale and issuance of the Private Placement Shares under the Securities Act. The Company has agreed to file a resale registration statement for the Private Placement Shares.

      On June 1, 2005, the Company signed an agreement with BMO Nesbitt Burns Inc. (“BMO”) pursuant to which BMO has agreed to act as a financial adviser to the Company with respect to a possible sale transaction to Jipangu Inc. (“Jipangu”) of the Company’s Nevada mining assets, including Florida Canyon Mining, Inc., Standard Mining, Inc., and Apollo Gold Exploration, Inc., which owns the Company’s Nevada exploration properties (a “Sale Transaction”). The Sale Transaction is subject to a number of conditions, including the negotiation and execution of a definitive agreement and other customary terms and conditions. The Company has agreed to issue BMO on or before June 25, 2005, as an engagement fee 350,000 common shares of the Company and 1.25 million common share purchase warrants of the Company, which would be immediately exercisable with an exercise price of Cdn$0.40 per common share and an expiry date of June 30, 2007 (the “Engagement Fee”). In addition, the Company has agreed to issue BMO 900,000 common shares of the Company upon closing if the Company completes or agrees to complete the Sale Transaction with Jipangu during the BMO engagement or within 12 months following termination of the engagement (the “Completion Fee”). The issuance of the shares upon the payment of the Engagement Fee and the Completion Fee is subject to regulatory approval, including the approval of the Toronto Stock Exchange. The Company will rely on Regulation S as the basis for exemption from registering the sale and issuance of the Engagement Fee and the Completion Fee under the Securities Act. The Company plans to file a resale registration statement for the Engagement Fee and the Completion Fee, along with the Private Placement Shares.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On June 1, 2005, Wade Bristol informed the Company of his resignation as the Company’s Vice President — US Operations effective June 25, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: June 6, 2005

APOLLO GOLD CORPORATION
By:	/s/ MELVYN WILLIAMS
Melvyn Williams
Senior Vice President - Finance and Corporate Development and Chief Financial Officer